UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):  July 21, 2005

KKR FINANCIAL CORP.
(Exact name of registrant as specified in its charter)

Maryland (State or other jurisdiction of Incorporation)	001-32542 (Commission File Number)	20-1426618 (IRS Employer Identification Number)

Four Embarcadero Center, Suite 2050 San Francisco, California	94111
(Address of registrant’s principal executive office)	(Zip code)

(415) 315-3620
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐                                    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 203.425)

☐                                    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐                                    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-

                2(b))

☐                                    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01             Other Events.

On July 21, 2005, KKR Financial Corp. (the “Company”) issued a press release announcing that its board of directors had declared a cash dividend for the quarter ended June 30, 2005 on the Company’s common stock of $0.40 per share.  The dividend is computed on a post-split basis and reflects the Company’s reverse stock split which was completed on June 23, 2005.

The dividend will be payable on August 2, 2005 to stockholders of record as of the close of business on June 21, 2005.   Stockholders of record subsequent to that date, including investors who purchased shares of the Company’s common stock in its initial public offering, will not receive the dividend.

A copy of the press release is attached to this Current Report as Exhibit 99.1 and is incorporated herein solely for purposes of this Item 8.01.

ITEM 9.01             Financial Statements and Exhibits.

                (c)           Exhibits

Exhibit	Description

99.1	Press Release dated July 21, 2005

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

KKR Financial Corp.
(Registrant)

By:	/s/ DAVID A. NETJES
Name:	David A. Netjes
Title:	Chief Financial Officer and
Chief Operating Officer

Dated: July 22, 2005